                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




    As independent public accountants, we hereby consent to the incorporation of our report by reference into this Form 10-K and into the Company's previously filed Registration Statement File No. 33-27012 on Form S-8.




                                                            Arthur Andersen LLP



Dallas, Texas
   December 18, 1995